EXHIBIT 99.1


                            Alper Holdings USA, Inc.
                                767 Third Avenue
                               New York, NY 10017



                                 July 31, 1995


Arcar Graphics, Inc.
450 Wegner Drive
Chicago, IL  60185

Attn:  Mark F. Santacrose, Chairman

Bagcraft Corporation of America
3900 West 43rd Street
Chicago, IL  60632

Attn:  Mark F. Santacrose, President

Artra Group Incorporated
500 Central Avenue
Northfield, Illinois  60093

Attn:  Peter R. Harvey, President

Dear Pete and Mark:

         This letter outlines the terms pursuant to which an affiliate of, or corporation to be formed by, Alper Holdings USA, Inc. ("Alper" or the "Buyer") is prepared to purchase from Arcar Graphics, Inc. ("Arcar") certain assets owned by or used in connection with the business, the "Purchased Assets", as hereafter defined, and assume certain liabilities, the "Assumed Liabilities", as hereafter defined, of Arcar (the "Arcar Business").

         For purposes of this letter, the term "Seller" shall mean Arcar and the term "Proposal" shall mean the transaction proposed hereby. The term "Purchased Assets" shall mean all tangible and intangible assets owned by, or utilized in connection with the business of, Arcar, including, without limitation, the following: plant, equipment, inventory, realty, vehicles, intellectual property, patents, processes, trademarks, contract rights, receivables and all assets reflected on the Arcar balance sheet dated as of June 30, 1995; but excluding the following: any cash or cash equivalents and any obligation for money borrowed owed by Artra Group Incorporated ("Artra") or Bagcraft Corporation of America ("Bagcraft") to Arcar. The term "Assumed Liabilities" shall mean liabilities and obligations under scheduled purchase orders, supply agreements, accounts payable, normal operating accruals, vehicle leases and facility leases.

         1. Closing: Purchase Price. On a date to be agreed upon, but no later than September 15, 1995 (the "Closing"), Buyer will purchase from Seller the Purchased Assets and assume the Assumed Liabilities. The purchase price for the Purchased Assets (the "Purchase Price") shall be $21,000,000, payable in cash at the Closing, and the assumption of the Assumed Liabilities. A portion of the
Purchase Price, in an amount to be determined by Buyer and Seller, will be allocable to a covenant not-to-compete as to Ink Products (as hereinafter defined) and the ink dispersions business to be executed by Seller, Bagcraft and Artra and their respective affiliates in favor of Buyer. Buyer will reimburse Bagcraft for all of its out-of-pocket expenses, including amounts paid to Paulette Messer since July 1, 1995, related to the agreement dated June 1, 1995 with Edwin Messer (up to $100,000) in consideration of Bagcraft terminating said agreement and releasing any and all rights to the establishment of a dispersions business. Furthermore, subject to a balance sheet audit by a nationally recognizable independent accounting firm, the Purchase Price shall be adjusted dollar-for-dollar by the increase (upward Purchase Price) or decrease (reduction in Purchase Price) in net working capital (defined as accounts receivable, including the receivable from Bagcraft, and inventory less normal accrued operating expenses and accounts payable) ("Net Working Capital") as of the Closing Date from the amount of working capital shown on the June 30, 1995 balance sheet.

         2. Purchase Agreement. Buyer and Seller shall diligently negotiate in good faith the terms of a definitive asset purchase agreement (the "Purchase Agreement"), which will set forth the specific terms and conditions of the Proposal. As more particularly set forth in the following paragraphs, the Purchase Agreement will contain, among other things, terms with respect to representations and warranties of the Seller, covenants with respect to the operation of the Arcar Business prior to Closing, and closing conditions and indemnities, including an escrow, if satisfactory to Buyer and Seller.

         3. Closing Conditions. Without limiting the generality of the foregoing, the Purchase Agreement will provide, among other things, that Buyer's obligation to close the transaction proposed hereby will be subject to the satisfaction of each of the following conditions:

         (a) Buyer and Buyer's lender or lenders shall have had the opportunity to complete a satisfactory comprehensive due diligence investigation with respect to the Arcar Business and the business, assets and commitments thereof, including, without limitation, an environmental review, analysis of accounting systems, supplier relationships, employee relationships, etc., and such due diligence investigation shall have been completed to the satisfaction of Buyer. For the purpose of carrying out such due diligence investigation, Seller shall afford Buyer's officers, employees, counsel, accountants and other representatives free and full access to, and the right to inspect, during normal business hours, all of the premises, properties, assets, records, contracts and other documents relating to the Arcar Business and the business, assets and commitments thereof.

         (b) The representations and warranties contained in the Purchase Agreement shall be true and correct.

         (c) There shall have occurred no material adverse change in, and there shall have occurred no event which has resulted or could result in a material adverse change in, the business, properties, profits, prospects or condition (financial or other) of the Arcar Business.

         (d) Seller, Bagcraft and Artra shall have executed and delivered to Buyer a covenant not-to-compete as to Ink Products (as hereinafter defined) and the ink dispersions business in a form to be agreed to by Buyer and Seller.

         (e) There shall not exist any pending or threatened litigation which, in the opinion of counsel to Buyer, has or could have any material adverse effect on the consummation of the sale and purchase of the Purchased Assets or assumption of the Assumed Liabilities or the enjoyment of the benefits thereof.

         (f) Receipt of all consents and approvals necessary or appropriate to complete the Proposal.

         (g) Buyer's receipt of financing adequate to consummate the Proposal on terms and conditions satisfactory to Buyer.

         (h) Termination of all existing employment agreements between Arcar, and the execution of new employment agreements satisfactory in form and substance to Buyer with, Messrs. Billings, Tinerella and Phillips on terms and conditions satisfactory to Buyer.

         (i) Execution of an ink purchase agreement between Buyer and Bagcraft in form and substance satisfactory to Buyer and Bagcraft.

         (j) Payment in full of all fees and expenses owing to Alper pursuant to the letters dated October 20, 1994 and January 30, 1995.

         (k) Seller's compliance with all its obligations under this letter.

         (l) Termination of the agreement between Bagcraft and Edwin Messer and the execution of an agreement between Edwin Messer and Buyer relating to the establishment of a dispersions business, in form and substance satisfactory to Buyer.

         (m) Absence of defaults by Seller with respect to any material agreement.

         (n) Absence of defaults by Bagcraft with respect to and in connection with that certain documentation with General Electric Capital Corporation, the City of Baxter Springs, Kansas and any other senior or secured financing documents.

         4. Ink Products Agreement. Buyer and Bagcraft shall diligently negotiate in good faith the terms of an agreement relating to the purchase of inks, coatings, varnishes, extenders and related products (collectively "Ink Products") (the "Ink Products Agreement") to be entered into at the Closing as between Bagcraft and its affiliates (in this Section 4, Bagcraft shall mean Bagcraft and its affiliates excluding Artra) and Buyer. The Ink Products Agreement will contain, among other things, the following provisions:

         (a)      A five (5) year term.

         (b) Bagcraft will agree to purchase Ink Products from Buyer in the following minimum amounts for the periods indicated:

                                          Minimum Amount
                  Period                       $000
                  ------                       ----

                     1                       $4,100
                     2                       $4,300
                     3                       $4,500
                     4                       $3,375
                     5                       $2,250

                  A Period shall be defined as a consecutive twelve (12) month period with Period 1 commencing on the first day after the Closing, and each successive Period commencing the day after the previous Period ends.

                  Bagcraft   will  further   agree  to  purchase  no  less  than
seventy-five percent (75%) of Bagcraft's Ink Products from Buyer during Periods 1, 2 and 3 but no less than the Minimum Amount for such period.

                  In the event Bagcraft elects not to purchase the Minimum Amount in a respective Period, and intends in good faith to continue the Ink Product Agreement, Bagcraft agrees to reimburse, within forty-five (45) days after the end of such respective Period, to Buyer the following percentage of the shortfall (this provision shall not excuse Bagcraft from the seventy-five percent (75%) requirement):

                                          Reimbursement % of
                   Period               Shortfall of Minimum Amount
                   ------               ---------------------------
                      1                            27.5
                      2                            27.5
                      3                            25.0
                      4                            15.0
                      5                            15.0

         (c) The prices for Ink Products shall be at the most favorable price offered to Arcar's best customers.

         (d) In addition to any other normal and ordinary discounts and rebates, if any, Buyer will agree to rebate or, at Buyer's option, credit against amounts past due, within forty-five (45) days after the end of such Period, to Bagcraft ten percent (10%) of the purchase price of the ink products for any amounts purchased in excess of the Minimum Amount, with respect to Periods 1, 2 and 3 or $4,725 and $4,960 with respect to Periods 4 and 5, respectively, in any given Period.

         (e) Buyer shall grant Bagcraft 45 days open account credit. Buyer shall have the right to charge Bagcraft a 1% monthly finance charge for invoices not paid within 45 days. Buyer shall have the right to withhold shipments to Bagcraft if the account is more than fourteen (14) days past due.

         (f) Buyer shall have the right to cease further shipment of ink products in the event that the total amount owing by Bagcraft exceeds the following amounts for the Periods indicated:

                           Period                   Amount $000
                           ------                   -----------

                           1                           $500
                           2                           $525
                           3                           $550
                           4                           $415
                           5                           $280

         (g) If the Bagcraft account becomes past due, Buyer shall have the right to sell ink products to Bagcraft on a consignment basis.

         (h) If after specified procedures (including advance written notice) Buyer is unable for reasons other than force majeur to meet Bagcraft's needs for Ink Products, then Bagcraft may purchase Ink Products from a supplier other than Buyer and count such purchases against the applicable Minimum Amount, but only to the extent such purchases exceed twenty-five percent (25%) of Bagcraft's Ink Product purchases for the Period.

         (i) All other terms and conditions of the Ink Products Agreement shall be as mutually agreed.

         5. Indemnification. Without limiting the generality of the foregoing, the Purchase Agreement will contain indemnities from Seller, Bagcraft and Artra and Buyer as may be mutually agreed upon.

         6. Operation of the Arcar Business Prior to Closing. Prior to Closing, Seller will:

         (a) cause the Arcar Business to be operated in the ordinary course;

         (b) use its best efforts to keep available to Buyer and the Arcar Business the services of the present employees and agents of the Arcar Business and to maintain and cause the Arcar Business to maintain and preserve the relations and goodwill with suppliers, customers, distributors and any others having business relations with the Arcar Business;

         (c) not cause or permit the Arcar Business to undertake commitments or agreements for capital expenditures or capital additions, except as may be involved in ordinary repair, maintenance or replacement of the assets of the Arcar Business;

         (d) maintain a minimum Net Working Capital, as defined, balance not less than the Net Working Capital balance on June 30, 1995; and

         (e) Immediately notify Buyer of any deviation or exception from the commitments set forth in (a) through (c) above.

         7.  Exclusivity.  For the  period  ending 28 days from the date of this letter (the "Negotiating Period"), the Seller, Bagcraft and Artra shall not, directly or indirectly through any officer, director, employee, agent, partner, affiliate or otherwise, enter into any agreement, agreement in principle or other commitment (whether or not legally binding) relating to any business combination with, recapitalization of, or acquisition or purchase of all or a significant portion of the assets of, or any material equity interest in, Arcar (a "Competing Transaction"), or solicit, initiate or encourage the submission of any proposal or offer from any person or entity (including any of their officers, directors, employees and agents) relating to any Competing Transaction, nor participate in any negotiations with any other person or entity with respect to a Competing Transaction. The Seller, Bagcraft and Artra shall notify Alper promptly if any proposal regarding a Competing Transaction (or any inquiry or contact with any person or entity with respect thereto) is made, and shall advise Alper of the contents thereof (and, if in written form, provide Alper with copies thereof).

         8. Financing. Seller hereby authorizes Buyer to take such action necessary to secure financing to complete a proposal, including discussions with Arcar's existing lender, American National Bank.

         9. Termination. This Proposal may be terminated (i) by Seller or Buyer if (a) by August 25, 1995, Buyer shall not have selected a senior lender for this transaction and shall have not made a good faith deposit in order to obtain a commitment from a bank or other financial institution to extend senior debt financing for the transaction proposed hereby for an amount and on terms acceptable to Buyer or (b) by September 10, 1995, Buyer shall not have obtained and accepted a written commitment from a bank or other financial institution to extend senior debt financing for an amount and on terms acceptable to Buyer or not waived such contingency or (c) execution of a mutually satisfactory Purchase Agreement has not occurred on or before August 25, 1995, or (d) a closing has not consummated or occurred by September 15, 1995 or (e) by mutual consent; or (ii) by Seller if within 28 days from the date of this letter Buyer or Buyer's agents have not completed and signed off on their due diligence.

         10. Competing Transaction Fee. In the event that the Seller, Bagcraft or Artra engages in a Competing Transaction within one year after the date of this letter and (i) this letter has not been terminated pursuant to paragraph 9(i)(a), (b), (e) or (ii) above, or (ii) Seller and Buyer have negotiated a definitive purchase agreement and have resolved all material issues with respect thereto and Buyer is prepared to execute such definitive purchase agreement prior to August 25, 1995; or (iii) Buyer has not breached this letter, the Seller shall reimburse Buyer for all out-of-pocket expenses related in the Proposal and pay Buyer a fee of $750,000 upon the consummation of such Competing Transaction. Artra and Bagcraft hereby guarantee the payment of such fee.

         11. Non-Disclosure. No public disclosure of the Proposal shall be made by Seller or Buyer or their respective representatives, without the approval of the other parties except as may be required by law. Any party intending to make disclosure of the Proposal required by law shall notify and consult with the other party in advance.

         12. Brokers. Each party represents to the other party and agrees to indemnify and hold the other harmless that no investment banker, broker or finder is entitled to any fees due to the transactions described herein.

         13. Expenses. Except as provided herein, each party agrees to be responsible for its own legal, accounting, brokerage and other advisory fees and expenses incurred in connection with the transaction proposed hereby.

         14. Expiration of Proposal. This Proposal shall expire unless accepted in writing prior to July 31, 1995 at 5:00 p.m. Chicago time.

         Except with respect to Paragraph 7, 9, 10 and 11 hereof, nothing herein shall constitute the legally binding agreement of Alper, Artra, Bagcraft or Arcar. However, this letter does evidence the intent of said parties to expeditiously proceed in good faith to negotiate a definitive Purchase Agreement in accordance with the terms outlined herein.

         We greatly appreciate the opportunity to submit this Proposal. Kindly acknowledge your intent to proceed in accordance with the terms hereof by executing this letter below.

                                       Very truly yours,

                                       ALPER HOLDINGS USA, INC.


                                       By:      ______________________________


Acknowledged and accepted this ____ day of _____________, 1995.

ARTRA GROUP INCORPORATED

By:      _____________________________
         Peter R. Harvey, President


BAGCRAFT CORPORATION OF AMERICA

By:      ______________________________
         Mark F. Santacrose, President


ARCAR GRAPHICS, INC.

By:      ______________________________
         Mark F. Santacrose, Chairman